                                                                     EXHIBIT 4.1

COMMON STOCK                                 THIS CERTIFICATE IS TRANSFERABLE IN
                                        NEW YORK, N.Y. AND RIDGEFIELD PARK, N.J.


                                    SERVICE
                                            [LOGO]
                                    EXPERTS
NUMBER                                                                    SHARES
SE
                             SERVICE EXPERTS, INC.
                                                               CUSIP 817567 10 0
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT




IS THE OWNER OF


  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

   Service Experts, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this
      Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
            Witness the facsimile signatures of the duly authorized
                          officers of the Corporation.

Dated:

          Picture of service man standing in front of service vehicle

                                        /s/ ALAN R. SIELBECK
                                        ---------------------------------------
                                        CHAIRMAN AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
ChaseMellon Shareholder Services, L.L.C.
                          TRANSFER AGENT
                           AND REGISTRAR
BY
         AUTHORIZED SIGNATURE           /s/ ANTHONY M. SCHOFIELD
                                        ---------------------------------------
                                        CHIEF FINANCIAL OFFICER, SECRETARY
                                        AND TREASURER


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     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO
     REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR ITS TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM -- as tenants in common                   UNIF GIFT MIN ACT _________ Custodian ________
     TEN ENT -- as tenants by the entireties                              (Cust.)             (Minor)
     JT TEN  -- as joint tenants with right of                           under Uniform Gits to Minors
                survivorship and not as tenants                          Act ________________________
                in common                                                            (State)
            Additional abbreviations may also be used though not in the above list

For value received _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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________________________________________________________________________________
                 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                    INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ------------------------------------------

                                                      X
                                                       --------------------------------------------------------------
     NOTICE: THE SIGNATURE(S) TO THIS
     ASSIGNMENT MUST CORRESPOND WITH THE
     NAME(S) AS WRITTEN UPON THE FACE OF
     THE CERTIFICATE IN EVERY PARTICULAR,
     WITHOUT ALTERATION OR ENLARGEMENT OR
     ANY CHANGE WHATEVER
                                                      X
                                                        -------------------------------------------------------------

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   ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR
   BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE
            DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.
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   KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR
        DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A
             CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.